Exhibit 3.33

CERTIFICATE OF FORMATION

OF

SUNCOM WIRELESS INTERNATIONAL LLC

The undersigned being authorized to execute and file this Certificate of Formation, hereby certifies that:

FIRST: The name of the limited liability company (hereinafter referred to as the “Company”) is SunCom Wireless International LLC.

SECOND: The address of the Company’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the Company’s registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of this 30th day of November, 2004.

/s/ Edward J. O’Connell
Edward J. O’Connell, Authorized Person

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company:
SUNCOM WIRELESS INTERNATIONAL LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows: Strike out the statement relating to the limited liability company’s registered office and registered agent and substitute in lieu thereof the following statement: “The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808.”

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 14th day of June, A.D. 2005.

By:	/s/ Daniel E. Hopkins
Authorized Person(s)

Name:	Daniel E. Hopkins, Authorized Signer
Print or Type

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.       Name of Limited Liability Company:

         SUNCOM WIRELESS INTERNATIONAL LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows: Strike out the statement relating to the limited liability company’s registered office and registered agent and substitute in lieu thereof the following statement: “The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808.”

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 14th day of June, A.D. 2005.

By:	/s/ Daniel E. Hopkins
Authorized Person(s)

Name:	Daniel E. Hopkins, Authorized Signer
Print or Type

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF

SUNCOM WIRELESS INTERNATIONAL LLC

1.	Name of Limited Liability Company: SunCom Wireless International LLC

2.	The Certificate of Formation of the limited liability company is hereby amended by striking out Article FIRST thereof and by substituting in lieu of said Article the following new article FIRST:

FIRST: The name of the limited liability company (hereinafter referred to as the “Company”) is T-Mobile Puerto Rico Holdings LLC.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 1st day of July, 2009.

By	/s/ David A. Miller
David A. Miller, Senior Vice President, General Counsel & Secretary